                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1996 appearing on page 34 of P-COM, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.

/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP
San Jose, California
June 28, 1996